Exhibit 10.52

THE SECURITIES ACQUIRED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this "Agreement") is dated as of January 31, 2011, between Viral Genetics, Inc., a Delaware corporation (the "Vendor"), and the Purchaser described in the attached Schedule A (the "Purchaser").

WHEREAS Purchaser desires to acquire from Vendor the number of VGE Units (as defined below) in exchange for the Purchase Price, both as listed in Schedule A, on the terms and subject to the conditions set forth herein and as more fully described in this Agreement;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, Vendor and Purchaser agree as follows:

1.	Purchase and Sale. Upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, Vendor agrees to sell and the Purchaser agrees to purchase VGE Units (as defined below) and the Warrant for the Purchase Price calculated in accordance with Section 2 (a). The Purchaser shall, upon execution hereof, deliver via wire transfer to Vendor immediately available funds equal to the total Purchase Price.

a.	Delivery. Within thirty (30) business days of receipt of the Purchase Price, Vendor shall deliver to Purchaser certificates and agreements representing the VGE Securities and the Warrant.

2.	Securities.

a.	Each "VGE Unit" has a Purchase Price of $25,000 and is comprised of:

i.	one hundred and fifty thousand (150,000) shares of common stock of VG Energy, Inc., a Delaware corporation ("VGE");

ii.	fifteen thousand (15,000) shares of preferred stock of VGE; and

iii.	a warrant to acquire one hundred and fifty thousand (150,000) shares of common stock of VGE for $0.25 each, expiring in five (5) years.

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b.	The "Warrant" means a warrant to acquire shares of common stock of Vendor at the rate of $0.06 per share, expiring in five (5) years, and in a quantity equal to the total Purchase Price for all VGE Units acquired hereunder divided by 0.06, subject to adjustment under Section 2(e) hereunder, in the form attached hereto as Schedule B.

c.	Capitalization. The share capitalization of VGE as of the date hereof shall include only the following two (2) classes of stock, and the ownership of issued and outstanding stock after the purchase by Purchaser hereunder shall be as follows:

COMMON STOCK	PREFERRED STOCK
Issued	Issued
And Outstanding	and
(Including VGE	Outstanding
Units Purchased	(Including VGE
by Purchaser)	Units
Purchased by
Purchaser)
30,000,000	3,000,000

d.	Adjustments.

i.	Adjustments to Warrants. The number of shares acquirable and the exercise prices payable under the Warrant shall be adjusted proportionally following a reverse or forward stock split, share dividend or recapitalization of the entity in question.

3.	General Representations Of Purchaser. Purchaser hereby represents and warrants as follows:

a.	Purchaser is over the age of 18 years;

b.	Purchaser is an "Accredited Investor" and has completed the questionnaire attached hereto as Schedule C;

c.	Purchaser acknowledges that neither the United States Securities and Exchange Commission nor the securities commission of any state or other federal agency has made any determination as to the merits of purchasing the securities described herein;

d.	Purchaser has received and read all of the Vendor's filings made on the OTCIQ News and Disclosure system and available at www.pinksheets.com including the "Quarterly Report" and "Consolidated Financial Statements" for the six months ended June 30, 2010; the "Annual Report" and "Consolidated Financial Statements" for the fiscal year ended December 31, 2009 filed on April 15, 2010 and provided along with this agreement; the "Initial Company Information and Disclosure Statements" for the nine months and three months ending September 30, 2009 and March 31, 2009, respectively; the "Articles of Incorporation Amendment" filed May 15, 2009; and the "Supplemental Information Current Reporting Obligations Filing — Merger" filed April 24, 2009; as well as all prior filings made on the SEC EDGAR system including, without limitation, the Form 10-KSB, as amended, for the fiscal year ended December 31, 2006, the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007, all Current Reports on Form 8-K, all other filings and disclosures made on the OTCIQ News and Disclosure system and available at www.pinksheets.com, all press releases, and other information; and Purchaser understands the risk of an investment in the Vendor and VGE, acknowledging that an investment in the Vendor and in VGE inherently involves high risks.

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e.	Purchaser, either alone or with the assistance of one or more advisers engaged by it, has such knowledge and experience in business and financial matters that it or they is capable of evaluating the Vendor and VGE, their business operations, and the risks and merits of an investment in the Vendor and VGE;

f.	Purchaser has been provided with all materials and information requested by Purchaser or its representatives, including any information requested to verify any information furnished, and Purchaser has been provided the opportunity for direct communication between the Vendor, VGE and their representatives and Purchaser and their representatives regarding the purchase made hereby, including the opportunity to ask questions of and receive answers from the Vendor and VGE including with regards to any of the information described in 5 (d) above;

g.	All information that Purchaser has provided to the Vendor, VGE or their agents or representatives concerning Purchaser's suitability to invest in the Vendor and VGE is complete, accurate, and correct as of the date of Purchaser's signature on this Agreement. Such information includes, but is not limited to, information concerning Purchaser's personal financial affairs, business position, and the knowledge and experience of Purchaser and Purchaser's advisers;

h.	Purchaser has no present intention of dividing any of the securities or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of the securities, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance;

i.	Purchaser were at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the securities through this Agreement;

i.	Purchaser have adequate means of providing for their current needs and possible contingencies and has no need now and anticipates no need in the foreseeable future, to sell any portion of the Securities for which Purchaser hereby subscribe. Purchaser are able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, are able to hold the securities for an indefinite period of time, and have a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

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4.	Representations Regarding Exemptions And Restrictions On Transfer. Purchaser represent that the securities acquired hereunder are being acquired without a view to, or for, resale in connection with any distribution of same or any interest therein without registration or other compliance under the Act, and that Purchaser has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. Purchaser understands that the securities have not been registered, but are being acquired by reason of a specific exemption under the Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the securities may, under certain circumstances, be inconsistent with this exemption and may make Purchaser an "underwriter" within the meaning of the Act. Purchaser acknowledges that the securities must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Act or an exemption from such registration is available. The Company is under no obligation to register the securities under the Act or under Section 12 of the Securities Exchange Act of 1934, as amended, except as may be expressly agreed to by it in writing. The certificates representing the securities will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

5.	General. Purchaser further understands, acknowledges, and agrees that:

a.	This Agreement shall be construed in accordance with and governed by the laws of the state of California.

b.	This Agreement constitutes the entire agreement between the parties respecting the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

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VIRAL GENETICS, INC.	Address for Notice:

SCHEDULE A — PURCHASER AND UNITS INFORMATION

Units Purchased (minimum one, maximum 10):    2

Purchase Price: ($25,000 per Unit):    $50,000

DW Odell Company, LLC

___________________________________

type or Print Name of Purchaser(s) in exact

Form to be Used on Records of the Company

Purchaser Mailing Address:

2927 De La Vina Street	/s/
Number and Street	Signature

Santa Barbara, CA 93105	___________________________
City, State, and Postal Code	Signature of Joint Subscriber, If Any

USA	Date: 1/3l/11
Country

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SCHEDULE B — FORM OF WARRANT-

VIRAL GENETICS, INC.

Warrant for the Purchase of
Shares of Common Stock
Par Value $0.0001

WARRANT AGREEMENT

THE HOLDER OF THIS WARRANT, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE WARRANT AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

This is to certify that, for value received, _____(the "Holder") is entitled to purchase from VIRAL GENETICS, INC., a Delaware corporation (the "Company"), on the terms and conditions hereinafter set forth, all or any part of _____ shares ("Warrant Shares") of the Company's common stock, par value $0.0001 (the "Common Stock"), at the purchase price of $0.06 per share ("Warrant Price"). Upon exercise of this warrant in whole or in part, a certificate for the Warrant Shares so purchased shall be issued and delivered to the Holder. If less than the total warrant is exercised, a new warrant of similar tenor shall be issued for the unexercised portion of this warrant. By acceptance hereof, the Holder agrees to be bound by the terms and conditions of this warrant.

This warrant is granted subject to the following further terms and conditions:

1.	This warrant shall vest and be exercisable immediately, and shall expire at 5:00 pm Pacific Time on the two-year anniversary of the date affixed hereof. In order to exercise this warrant with respect to all or any part of the Warrant Shares for which this warrant is at the time exercisable, Holder must take the following actions:

(a)	Deliver to the Corporate Secretary of the Corporation an executed notice of exercise in substantially the form of notice attached to this Agreement (the "Exercise Notice") in which there is specified the number of Warrant Shares that are to be purchased under the exercised warrant.

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(b)	Pay the aggregate Warrant Price for the purchased shares through full payment in cash or by check made payable to the Corporation's order.

(c)	Furnish to the Corporation appropriate documentation that the person or persons exercising the warrant (if other than Holder) have the right to exercise this warrant.

(d)	For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized in connection with the warrant exercise, payment of the Warrant Price for the purchased shares must accompany such Exercise Notice.

(e)	Upon such exercise, the Company shall issue and cause to be delivered with all reasonable dispatch (and in any event within three business days of such exercise) to or upon the written order of the Holder at its address, and in the name of the Holder, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise together with such other property (including cash) and securities as may then be deliverable upon such exercise. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become a holder of record of such Warrant Shares as of the Exercise Date.

2. The Warrant Shares have not and may not be registered as of the date of exercise of this warrant under the Securities Act or the securities laws of any state. This warrant and the Warrant Shares issuable on exercise of the warrant, when and if issued, are and may be "restricted securities" as defined in Rule 144 promulgated by the Securities and Exchange Commission and must be held indefinitely unless subsequently registered under the Securities Act and any other applicable state registration requirements, or an exemption from such registration requirements for resale is available. The Company is under no obligation to register the securities under the Securities Act or under applicable state statutes. In the absence of such a registration or an available exemption from registration, sale of the Warrant Shares will be prohibited. The Holder shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this warrant.

3. The Company, during the term of this Agreement, will obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Agreement.

4. The number of Warrant Shares purchasable upon the exercise of this warrant and the Warrant Price per share shall be subject to adjustment from time to time subject to the following terms. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Company or its successors and assigns shall make an appropriate and proportionate adjustment in the number or kind of shares, and the per-share Warrant Price thereof, which may be issued to the Holder under this Agreement upon exercise of the warrants granted under this Agreement. The purchase rights represented by this warrant shall not be exercisable with respect to a fraction of a share of Common Stock. Any fractional shares of Common Stock arising from the dilution or other adjustment in the number of shares subject to this warrant shall be rounded up to the nearest whole share.

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5. The Company covenants and agrees that all Warrant Shares which may be delivered upon the exercise of this warrant will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that the Company shall have no obligation with respect to any income tax liability of the Holder.

6. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of Warrant Shares issuable upon the exercise of this and all other warrants of like tenor and other convertible securities then outstanding.

7. This warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until or unless, and except to the extent that, this warrant shall be exercised.

8. The Company may deem and treat the registered owner of this warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

9. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

10. This Agreement shall be governed by and construed in accordance with the internal laws of the state of Delaware, without regard to the principles of conflicts of law thereof.

11. In case this warrant shall be mutilated, lost, stolen, or destroyed, the Company may at its discretion issue and deliver in exchange and substitution for and on cancellation of the mutilated warrant, or in lieu of and substitution for the warrant lost, stolen, or destroyed, a new warrant of like tenor and representing an equivalent right or interest; but only on receipt of evidence satisfactory to the Company of such loss, theft, or destruction of this warrant and indemnity satisfactory to the Company. The Holder shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

12. This Agreement shall be binding on and inure to the benefit of the Company and the person to whom a warrant is granted hereunder, and such person's heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.

IN WITNESS WHEREOF, the Company has caused this warrant to be executed by the signature of its duly authorized officer, effective this___ day of _______2010.

VIRAL GENETICS, INC.

By ___________________
Duly Authorized Officer

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Exercise Notice

(to be signed only upon exercise of warrant)

TO: VIRAL GENETICS, INC.

The Holder of the attached warrant hereby irrevocable elects to exercise the purchase rights represented by the warrant for, and to purchase thereunder,_______ shares of common stock of Viral Genetics, Inc., and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Holder at:

If acquired without registration under the Securities Act of 1933, as amended ("Securities Act"), the Holder represents that the Common Stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act and applicable state statutes, and that the Holder has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Holder understands that the Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Common Stock may, under certain circumstances, be inconsistent with these exemptions. The Holder acknowledges that the Common Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available. The Company is under no obligation to register the Common Stock under the Securities Act, except as provided in the Agreement for the warrant. The certificates representing the Common Stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

The Holder agrees and acknowledges that this purported exercise of the warrant is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.

DATED this ____day of ________, ____.

_________________
Signature

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Transfer Form

FOR VALUE RECEIVED,_____hereby sell, assign, and transfer unto warrants to purchase shares of the Common Stock of Viral Genetics, Inc., represented by the within instrument, and do hereby irrevocably constitute and appoint:

to transfer said warrants stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________, ____.

In presence of

______________________

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SCHEDULE C — ACCREDITED INVESTOR QUESTIONNAIRE

PERSONAL FINANCIAL INFORMATION. The following information pertaining to the undersigned as a natural person and U.S. Persons within the meaning of Regulation S is being provided here in lieu of furnishing a personal financial statement.

(a) My individual net worth, or joint net worth with my spouse, excluding my primary residence, exceeds $1,000,000.

Yes [  ]       No [  ]

_______

INITIAL

(b) My individual income in 2009 and 2010 exceeded $200,000 in each such year, and I reasonably expect my individual income will be in excess of $200,000 in 2011.

Yes [  ]       No [  ]

_______

INITIAL

(c) The joint income of my spouse and I in 2009 and 2010 exceeded $300,000 in each such year, and I reasonably expect our joint income will be in excess of $300,000 in 2011.

Yes [  ]       No [  ]

_______

INITIAL

(d) Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.

Yes [  ]       No [  ]

_______

INITIAL